UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2020 (July 8, 2020)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2020, the stockholders of Rite Aid Corporation (“Rite Aid”) approved the adoption of the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (the “2020 Plan”), which was previously approved by Rite Aid’s Compensation Committee and Board of Directors subject to such approval.  The 2020 Plan replaces the Rite Aid Corporation 2014 Omnibus Equity Plan (the “2014 Plan”).

The 2020 Plan provides for the issuance of a maximum of 3.35 million shares of Rite Aid Common Stock plus the number of shares of Rite Aid Common Stock remaining available for grant under the 2014 Plan as of the effective date of the 2020 Plan (July 8, 2020), in connection with the grant of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), nonqualified options, which are options that do not qualify as incentive stock options, stock appreciation rights, restricted stock, restricted stock units, phantom units, stock bonus awards, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, Rite Aid’s Common Stock.

A summary of the material terms of the 2020 Plan was included in Rite Aid’s definitive proxy statement filed with the Securities and Exchange Commission on May 26, 2020 (the “Definitive Proxy Statement”) in connection with the 2020 Annual Meeting of Stockholders, under the section entitled “Proposal No. 4—Approval of the Adoption of the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan” beginning on page 29 of the Definitive Proxy Statement.  The summary of the 2020 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (incorporated by reference to Appendix B to the Rite Aid’s Definitive Proxy Statement on Schedule 14A, filed on May 26, 2020).
10.2	Form of Executive Award Agreement Under the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (filed herewith).
10.3	Form of Non-Employee Director Award Agreement Under the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL) (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 8, 2020	By:	/s/ Matthew Schroeder
	Name:	Matthew Schroeder
	Title:	Chief Financial Officer